EXHIBIT 10.52

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                         HEADS OF AGREEMENT

                               between

Amgen Inc......and
Kirin-Amgen, Inc......on the one hand

                                      and

F. Hoffmann-La Roche Ltd......on the other hand.

Whereas:

Amgen and Roche have entered into various agreements on G-CSF in the European Union ("AMRO Agreements") and other European countries
("ROE") and Kirin-Amgen and Roche have entered into such agreements for the rest of the world ("ROW").

Roche entered into a license agreement with *********** on a ********** ********************* ("***** Product") on January 1, 1996
("*********** License").

Amgen and Roche have agreed to modify their present relationship as follows:

1.     Certain Rights


1.1    *********** License    Concurrently herewith, Roche will
                              terminate or relinquish the ***********
                              License for
                              ***************************************
                              ********** and Roche shall cause its
                              affiliate company - La Roche Inc.,
                              Nutley, New Jersey USA to terminate or
                              relinquish the *********** license for
                              the United States as of the date
                              hereof, such that the rights to the
                              ***** Product in those territories will
                              revert to ***********.

1.2    License Grant          Roche will grant to and cause Hoffmann-
                              La Roche Inc. to grant to Amgen and
                              Kirin-Amgen
                              *********************************** for
                              the U.S., ******************** covering
                              all intellectual property, now owned or
                              hereafter developed or acquired by
                              Roche and Hoffmann-La Roche Inc., which
                              relates to the

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                              ***************************************
                              ***************************************
                              *************************  Such
                              ************ shall be limited to:


                                   (*)*******************************
                              ***************************************
                              ****************************


                                   (**)******************************
                              ***************************************
                              ***************************************
                              *

                              (***)**********************************


                                   (**)******************************
                              ***************************************
                              ****************


                                   (*)*******************************
                              ***************************************
                              ************


                                   (**)******************************
                              ***************************************
                              ***************************************
                              ***************************************
                              *************

                              Such ************ other than G-CSF
                              (Neupogen) are referred to elsewhere
                              herein as "Second Generation Products."

                              Such license shall terminate upon the
                              date of termination of the AMRO
                              Agreements as extended herein;
                              provided, however, that if the AMRO
                              Agreements are terminated for "Good
                              Cause" (as defined therein) by Amgen,
                              such license will continue in effect
                              until the date specified in Section
                              2.1.

2.     Extension of AMRO

2.1    Extension of AMRO;     In consideration of the rights granted

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       Term                   and relinquished pursuant to Section 1,
                              above, and the other terms contained
                              herein, the AMRO Agreements between
                              Amgen and Roche will be extended and
                              modified, as set forth below.  The term
                              of the AMRO Agreements shall be
                              extended to December 31, 2010, or
                              ***************************************
                              ***************************************
                              ***************************************
                              ***************************************
                              ***************************************
                              ***************** whichever is later.
                              If, however,
                              ***************************************
                              *, the term of the AMRO Agreement
                              ******* ******** until the
                              ***************************************
                              ***************************************
                              *****************

2.2    AMRO Territory         All countries ************* and those
                              countries which
                              ******************************* of the
                              AMRO Agreements.

2.3    Profit Split           The profit split *******************
                              shall be:

                                                  Amgen/Roche
                                   ****              *****
                                   ****              *****
                                   ****              *****
                                   **** and beyond   *****

2.4    **************         Effective upon the date of this Heads
                              of Agreement, ************** shall
                              include
                              ***************************************
                              ******* required to be paid
                              ***************************************
                              *********************************  The
                              ************* payable as of the date
                              hereof are set forth on Exhibit A
                              attached hereto.
                              ***************************************
                              ** shall be included in **************
                              than those related in Exhibit A
                              (***********************************).

2.5    Roche Sales Force
                                   **********************************
                              ***************************************

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                              ***************************************
                              ***************************************
                              ***************************************
                              ***************************************
                              ***************************************
                              ***************************************
                              ***************************************
                              ***************************************
                              ***************************************
                              ***************************************
                              ***************************************
                              ***************************************
                              ***************************************
                              ***************************************
                              ***************************************
                              ***************************************
                              ***************************************
                              ***************************************
                              ***************************************
                              ***************************************
                              **************



3.     Other Matters

3.1    Continuation of        Except as provided in Section 2.5,
       Other AMRO Changes     the process of shifting to Amgen
                              marketing, licensing/regulatory,
                              distribution, invoicing, etc. which is
                              currently underway for G-CSF (Neupogen)
                              shall continue as per the AMRO
                              Agreements and not be affected by this
                              extension and amendment.

3.2    Development

3.2.1  Products               It is the desire of the parties to
                              develop a Second Generation Product.
                              The decision by Amgen and Roche to
                              develop a Second Generation Product
                              shall be
                              ***************************************
                              ***************************************
                              ***************************************
                              ***************************************
                              ***************************************
                              ******************************, the
                              Second Generation Product shall be
                              deemed to be a "Product" within the
                              meaning of the AMRO Agreement and
                              development will be governed by the

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                              terms thereof.  The specific product to
                              be developed shall be
                              ********************, in accordance
                              with the Evaluation Plan attached
                              hereto as Exhibit B.  Upon selection of
                              a Product for development following
                              completion of the Evaluation Plan,
                              Amgen and Roche shall prepare a
                              Development Plan.  Thereafter, Amgen
                              and Roche shall exercise commercially
                              reasonable efforts to develop and
                              commercialize the Product in accordance
                              with the Development Plan in the AMRO
                              territory.  Amgen shall control
                              development, preclinical, clinical,
                              regulatory and marketing of a Second
                              Generation Product and shall
                              distribute, and
                              ***************************************
                              ***************************************
                              The Development Plan including launch
                              date shall be mutually agreed upon.

3.2.2  *********** License    If the agreed upon Second Generation
                              Product includes any technology covered
                              by the *********** patents, Roche will
                              grant Amgen *************************
                              sublicense for the EU under any rights
                              Roche may have with respect to the
                              *********** patents under the
                              *********** license.

3.2.3  Amgen Products
                                   **********************************
                              ***************************************
                              ***************************************
                              ***************************************
                              ***************************************
                              ***************************************
                              ***************************************
                              *****  This paragraph shall not apply
                              to G-CSF (Neupogen) or a Second
                              Generation Product which Amgen or its
                              licensee/partner brings to the EU in a
                              cell therapy ex-vivo expansion
                              application.

3.2.4  Roche Products
                                   **********************************
                              ***************************************
                              ***************************************
                              ***************************************
                              ***************************************

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                              ***************************************
                              ***************************************
                              *****

3.2.5  Development Costs      Effective upon the date of this Heads
                              of Agreement, Amgen and Roche shall
                              share, in accordance with the then
                              current profit split under the AMRO
                              Agreement,
                              ************************************ in
                              the AMRO territory, including:

                              -    ********************************;

                              -
                                   **********************************
                              ***************************************
                              **; and

                              -
                                   **********************************
                              ***************************************
                              *********** License.  Such costs shall
                              include ********* payable to
                              *********** as follows:

                                   a) ***************** of the net
                                     sales of ***** Product
                                     *******************; provided,
                                     however, that in the event that

                                     (1) certain ********* have to
                                     be paid to a third party due to
                                     a patent issue, in such case
                                     the ******* payable to *****
                                     shall be
                                     *******************************
                                     *******************************
                                     ; or

                                     (2)  such ***** Product shall
                                     face significant competition
                                     from a third party
                                     *******************************
                                     *******************************
                                     ************* the *******
                                     payable to ***** in any such
                                     country shall be
                                     *******************************
                                     *******************************
                                     *******;

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                                   provided further that the
                                   *************** in the aggregate
                                   from (1) and (2) shall not cause
                                   the ************ payable to *****
                                   to be less than *****************.

                                   If both (1) and (2) are
                                   applicable, the calculation in (1)
                                   shall be made first and then (2)
                                   shall be calculated.

                                   b) For a Second Generation Product
                                     covered by ******* patents
                                     other than the product in a)
                                     all ************* as per a)
                                     will be ******* by
                                     *****************.

                                   c) For a Second Generation Product
                                     which would not be covered by
                                     ******* patents, all
                                     ************* as per a) will be
                                     ******* by ***.

                                   d) The ********* under c) above
                                     shall be payable so long as the
                                     *********** License is in full
                                     force and effect.

                                   Such costs shall also include the
                                   ********** payable to ***********
                                   as follows:

                                     (1) ************


                                                     ***************
                                         ***************************
                                         **************** shall be
                                         payable within *********
                                         after the signature of
                                         these Heads of Agreement.

                                     (2) ********************


                                                     ***************
                                         ***************************
                                         ******* shall be payable
                                         within ****************
                                         after the first entry of a
                                         patient in a **************
                                         with a Second Generation

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                                         Product or in any EU
                                         country or
                                         ********************** as
                                         agreed to in the time and
                                         events schedule in the
                                         Development Plan (to be
                                         established after the
                                         evaluation period),
                                         whichever is earlier.

                                     (3) ******************


                                                     ***************
                                         ***************************
                                         ******* shall be payable
                                         within ****************
                                         after 50% of patients have
                                         been enrolled in a
                                         *************** with a
                                         Second Generation Product
                                         in any EU country, or to
                                         ***************************
                                         ****** as agreed to in the
                                         time and events schedule of
                                         Development Plan, whichever
                                         occurs earlier.

                                     (4) ****************


                                                     ***************
                                         ***************************
                                         ***************************
                                         ** shall be payable within
                                         **************** after the
                                         submission of the first
                                         Second Generation Product
                                         license
                                         ***************************
                                         ******** to the Authority
                                         in
                                         ***************************
                                         ******* or the
                                         *********************** as
                                         agreed to in the time and
                                         events schedule in the
                                         Development Plan, whichever
                                         is earlier.

                                     (5) With respect to
                                         ***************************
                                         ***************************

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                                         * of (3) above and
                                         ***************************
                                         ***************************
                                         ***************** of (4)
                                         above, shall be
                                         ****************** the
                                         payment of ******* payable
                                         to *****.

3.2.6  ********* of Second    *************************************
       Generation Products
                                   **********************************
                              ***************************************
                              ***************************************
                              ***************************************
                              ***************************************
                              ***************************************
                              ***************************************
                              ***************************************
                              ***************************************
                              ***************************************
                              ***************************************
                              ***************************************
                              ***************************************
                              ***************************************
                              ***************************************
                              ***************************************
                              ***************************************
                              ***************************************
                              ***************************************
                              ***************************************
                              ***************************************
                              ***************************************
                              ***************************************
                              ***************************************
                              ***************************************
                              ***************************************
                              ***************************************
                              ***************************

                              *)
                                        *****************************
                                   **********************************
                                   **********************************
                                   *************

                              *)
                                        *****************************
                                   **********************************
                                   **********************************
                                   *************

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                              *)
                                        *****************************
                                   **********************************
                                   **********************************
                                   ***************

                              *)
                                        *****************************
                                   **********************************
                                   **********************************
                                   *****************************

                              *)
                                        *****************************
                                   **********************************
                                   **********************************
                                   **********

3.2.7  Rest of Europe         If a Second Generation Product is
                              successfully developed and approved for
                              the EU, it is the intention of the
                              parties that if such rights are
                              available Roche be granted the rights
                              to sell the Product in *************
                              ("ROE") under the terms of the existing
                              agreements; provided, however, that
                              Amgen and Roche shall negotiate in good
                              faith the terms of such license, in
                              accordance with the following
                              principles:

                              3.2.7.1   if the Second Generation
                                        Product is not a *****
                                        Product and does not use the
                                        ********************* covered
                                        by the *********** License,
                                        the royalty payable by Roche
                                        to Amgen will be
                                        *********************,

                              3.2.7.2   if the Second Generation
                                        Product is not a *****
                                        Product but does use the
                                        ********************* covered
                                        by the *********** License,
                                        the royalty payable by Roche
                                        to Amgen will be
                                        ***************** that
                                        specified in Section 3.2.7.1,
                                        and

                              3.2.7.3   if the Second Generation
                                        Product is a ***** Product,

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the royalty payable by Roche to Amgen will be ***************** that specified in Section 3.2.7.2.

                              In such good faith negotiations the
                              parties will take into account all
                              factors relevant to each of them,
                              including without limitation royalties
                              each party may be required to pay to
                              third parties, the relative
                              contribution of the parties to the
                              particular Second Generation Product
                              and who is the manufacturer and at what
                              cost.  The term of the ROE Agreement
                              shall be until
                              ***************************************
                              ***************************************
                              ***************************************
                              **************************************,
                              whichever date is later.

3.2.8  Rest of World          If a Second Generation Product is
                              successfully developed and approved for
                              the EU, it is the intention of the
                              parties that if such rights are
                              available Roche be granted the rights
                              to sell the Product throughout the
                              world,
                              ***************************************
                              ***************************************
                              ********** ("ROW") under the terms of
                              the existing agreements.  Kirin-Amgen
                              or Amgen, as the case may be, and Roche
                              shall negotiate in good faith a
                              modification of the terms of such
                              license, in accordance with the
                              following principles:

                              3.2.8.1   if the Second Generation
                                        Product is not a *****
                                        Product and does not use the
                                        ********************* covered
                                        by the *********** License,
                                        the royalty payable by Roche
                                        to Kirin-Amgen will be
                                        *****************************
                                        ***,

                              3.2.8.2   if the Second Generation
                                        Product is not a *****
                                        Product but does use the
                                        ********************* covered
                                        by the *********** License,
                                        the royalty payable by Roche

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                                        to Kirin-Amgen will be
                                        ***************** that
                                        specified in Section 3.2.8.1,
                                        and

                              3.2.8.3.  if the Second Generation
                                        Product is a ***** Product,
                                        the royalty payable by Roche
                                        to Kirin-Amgen will be
                                        ***************** that
                                        specified in Section 3.2.8.2.

                              In such good faith negotiations the
                              parties will take into account all
                              factors relevant to each of them,
                              including without limitation royalties
                              each party may be required to pay to
                              third parties, the relative
                              contribution of the parties to the
                              particular Second Generation Product
                              and who is the manufacturer and at what
                              cost.  The term of the ROW Agreement
                              shall be until the
                              ***************************************
                              ***************************************
                              ***************************************
                              *********************************,
                              whichever date is later.  Roche agrees
                              to ********* with Kirin such Second
                              Generation Product in the following
                              countries:
                              ***************************************
                              ***************************************
                              **********.

3.3    Manufacture by         If the Second Generation Product is
       ***********            the ***** Product, ***** shall have the
                              rights to manufacture the product for
                              the EU, ROE and ROW.

3.4    Manufacture by Amgen   All Second Generation Products other
                              than a *********** Product will be
                              manufactured by Amgen for the EU.

3.5    Definitive Agreement   The parties shall enter into a
                              definitive agreement within ninety (90)
                              days following execution of this Heads
                              of Agreement.

3.6    Miscellaneous          Sections 7.01 (a) and 11.01 of the AMRO
                              Agreements shall be revised to reflect
                              the new profit splits and to provide
                              for the sharing of Operating Losses in

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                              accordance with the profit splits for
                              the term of AMRO.

                              The AMRO Agreements shall be revised to
                              change the functional currency from
                              Swiss Francs to U.S. Dollars.

                              The AMRO Agreements shall no longer
                              provide for ***************** to Roche.

                              There is nothing in the Kirin-Amgen
                              Agreements that restricts Amgen or
                              Kirin-Amgen from fulfilling its
                              obligations under this Agreement
                              regarding any Second Generation Product
                              in the EU, ROE and ROW.

                              There is nothing in this Agreement that
                              restricts any party from
                              commercializing in the ROE and ROW a
                              Second Generation Product that is not
                              being commercialized in the EU.


The Heads of Agreement will become binding upon the parties upon the execution hereof. Although binding upon the parties, the terms hereof shall be incorporated in a definitive amendment to the AMRO Agreements containing additional terms, including terms addressing individual country issues that exist between the parties.

Dated:  April 10, 1997

F. HOFFMANN-LA ROCHE LTD           AMGEN INC.


By:  /s/ Werner Henrich             By:  /s/ George A. Vandeman

Dated:  April 10, 1997             Dated:  April 10, 1997



                                   KIRIN-AMGEN, INC.
                                   BY AMGEN INC.



                                   By:  /s/  George A. Vandeman

                                   Dated:  April 10, 1997

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                              Exhibit A


Party                              *******

***********                        ************************

************************           *********************************

*******                            *********************

********                           ****

***********************            **

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                              Exhibit B

                           Evaluation Plan


*******
                                   **********************************
                               *************************************
                               *************************************
                               *************************************
                               *************************************
                               *************************************
                               *************************************
                               *************************************
                               ****

**************************
                                   **********************************
                               *************************************
                               *************************************
                               *************************************
                               *************************************
                               *************************************
                               *************************************
                               *************************************
                               *************************************
                               *************************************
                               *************************************
                               ***************************

******************
                                   **********************************
                               *************************************
                               *************************************
                               *************************************
                               *************************************
                               *************************************
                               **

****************************  ******************************
***************
                                   ***********************************
                               ***************************************
                               ***************************************
                               ***************************************
                               ***************************************
                               ***************************************

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                               ***************************************
                               *********

********************
                                   **********************************
                               ********************************

**********
                                   **********************************
                               ***********************************

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